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                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
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                                 800-442-8299
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                       Prospectus -- September 16, 1997


INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is an open-end management investment company. Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are one of these series of shares, the Global Equity Portfolio.

Global Equity Portfolio. The objective of the Global Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Global Equity Portfolio (the "Portfolio") seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities of companies located inside and outside the United States. The net asset value of this Portfolio will fluctuate.

     Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

     Shares of the Portfolio are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.

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ABOUT THIS PROSPECTUS

     This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. The SAI dated September 16, 1997, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the SAI may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
   PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                          EXPENSES OF THE PORTFOLIOS

     Below is information regarding the shareholder transaction expenses charged by the Portfolio and the operating expenses which the Portfolio expects to incur during the current fiscal year. An example based on this information is also provided.

                       SHAREHOLDER TRANSACTION EXPENSES*

    Sales Load Imposed on Purchases .................................... NONE
    Sales Load Imposed on Reinvested Dividends  ........................ NONE
    Deferred Sales Load ................................................ NONE
    Redemption Fees  ................................................... NONE
    Exchange Fees ...................................................... NONE

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                                Global
                                                                Equity
                                                               Portfolio
                                                               ----------
Investment Advisory Fees  ................................       .70%
Administration Fees ......................................       .04%
Other Expenses   .........................................       .13%
                                                                 ----
Total Operating Expenses  ................................       .87%

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   * A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

     The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in the Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolio's expenses see "Investment Advisor," "Administrative, Transfer Agency and Dividend Paying Services" and "Board Members and Officers."

     The following example illustrates the estimated expenses that an investor in the Portfolio would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. As noted in the above table, Glenmede Fund charges no redemption fees of any kind.

                                                          1 Year    3 Years
                                                         --------   --------
Global Equity Portfolio  ............................       $9        $28

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. THE ABOVE FIGURES ARE ESTIMATES ONLY. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                           PERFORMANCE CALCULATIONS

     The Global Equity Portfolio may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.

     The Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper"), the MSCI World Index and the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolio.

     Performance quotations will represent the Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for the Portfolio should not be used to

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compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their clients will not be included in the Portfolio's calculations of total return.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Global Equity Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

     The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities of companies located inside and outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of countries, which may include, but are not limited to, the United States, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities and securities convertible into equity securities.

     The Portfolio also may enter into forward currency exchange contracts only in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts."

     The Portfolio intends to remain, for the most part, fully invested in equity securities and securities convertible into equity securities. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

                             INVESTMENT TECHNIQUES

     Repurchase Agreements. The Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. The Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

     In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement, and the Portfolio will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

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     In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. Default by the seller would also expose the Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

     The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

     The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Portfolio at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that the Portfolio may not be able to substantiate its interest in the underlying securities.

     The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

     Lending of Securities. Subject to the limitation above under "Reverse Repurchase Agreements," the Portfolio may lend its portfolio securities with a value up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.

     "When Issued," "Delayed Settlement," and "Forward Delivery"
Securities. The Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

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     The Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of speculation. The Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and the Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

     Investment Company Securities. The Portfolio may invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the Portfolio. The Portfolio will limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.

     Borrowing. As a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow money from banks. However, the Portfolio will not borrow money for speculative purposes.

     Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Depositary Receipts. The Portfolio may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, "Depositary Receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are depositary receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

     Illiquid Securities. The Portfolio will not invest more than 15% of net assets in securities that are illiquid.

     Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.

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                                 RISK FACTORS

     Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Portfolio can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Portfolio's securities, including general economic conditions, market factors and currency exchange rates. An investment in the Portfolio is not intended as a complete investment program.

     Foreign Securities. The Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investors should recognize that investing in the securities of foreign companies involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     These risks are often heightened for investments in developing or emerging markets, including certain Eastern European countries where the risks include the possibility that such countries may revert to a centrally planned economy. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.

     Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

     Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to these and other settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

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     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

                              PURCHASE OF SHARES

     Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt, in proper order, of the purchase order by Glenmede Fund's transfer agent. See "Valuation of Shares." The minimum initial investment for the Portfolio is $25,000; the minimum for subsequent investments for the Portfolio is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in Glenmede Fund should contact the Advisor or his or her Institution.

     It is the Advisor's and Institutions' responsibility to transmit their clients' orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to Glenmede Fund's custodian, on a timely basis.

     Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

     Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                             REDEMPTION OF SHARES

     Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

     Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC"). See "Valuation of Shares" for the days on which the Exchange is closed.

     If Glenmede Fund's Board determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

     Glenmede Fund reserves the right, upon 30 days' written notice, to redeem an account in the Portfolio if the net asset value of the account's shares falls below $100 and is not increased to at least such amount within such 30-day period.

        ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES

     Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities, including the Advisor, as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.

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                              VALUATION OF SHARES

     The net asset value of the Portfolio is determined by dividing the total market value of its investments and other assets, less any of its liabilities, by the total outstanding shares of the Portfolio. The Portfolio's net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business and the Portfolio receives an order to purchase or redeem its shares. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Portfolio.

     Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized, the Portfolio normally distributes such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes-Federal Taxes-Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

     Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Portfolio's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend).

FEDERAL TAXES

     The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, the Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by the Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part, if any, of the dividends paid by the Portfolio will be eligible for the dividends received deduction.

     Substantially all of the Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable as long-term capital gains to the shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

     A shareholder considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

     A taxable gain or loss may be realized by a shareholder upon his redemption or transfer of shares of the Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

     It is expected that dividends and certain interest income earned by the Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions from the Portfolio. A shareholder should consult with his tax adviser with respect to the tax status of distributions from the Portfolio in a particular state and locality.

     The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Portfolio will be exempt from Pennsylvania Personal Property Taxes.

                              INVESTMENT ADVISOR

     The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At March 31, 1997, the Advisor had over $10.3 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under its Investment Advisory Agreement with Glenmede Fund with respect to the Portfolio, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio's assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders.

     The Advisor is entitled to receive a fee from the Portfolio for its investment services computed daily and payable monthly, at the annual rate of
 .70% of the Portfolio's average daily net assets. Although the advisory fee rate payable by the Portfolio is higher than the rates paid by most mutual funds, Glenmede Fund's Board of Directors believes it is comparable to the rates paid by other similar funds.

     Andrew Williams, Senior Vice President of the Advisor, is the portfolio manager for the Portfolio, and has been primarily responsible for its management since the Portfolio commenced operations. Mr. Williams has been employed by the Advisor since May 1985.

         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

     ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement and in those capacities supervises all aspects of Glenmede Fund's day-to-day operations, other than the management of Glenmede Fund's investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (collectively, the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million.

                            INVESTMENT LIMITATIONS

     The Portfolio will not:

   (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

   (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

   (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

   (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 15% of the Portfolio's total assets, at fair market value, except as described in this Prospectus and the SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

   (e) Issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

   (f) Borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

     With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value of assets will not constitute a violation of such restriction. If the Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. The Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

     The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Portfolio.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

     The shares of the Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of the Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

     At September 16, 1997, the Advisor was the record owner of all of the outstanding shares of the Portfolio.

DISTRIBUTOR

     ICC Distributors, Inc. ("ICC Distributors"), located at P.O. Box 7558, Portland, Maine 04101, serves as Glenmede Fund's distributor.

CUSTODIAN

     The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.

TRANSFER AGENT

     ICC, located at One South Street, Baltimore, Maryland 21202, serves as Glenmede Fund's transfer agent.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania, serves as independent accountants for Glenmede Fund and will audit its financial statements annually.

REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

     Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                          BOARD MEMBERS AND OFFICERS

     The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:

          Name and Address              Age               Principal Occupation During Past Five Years
-------------------------------------  -----  --------------------------------------------------------------------
H. Franklin Allen, Ph.D.                41    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
Finance Department                            Nippon Life Professor of Finance and Economics; Professor of
The Wharton School                            Finance and Economics from 1990-1996; Vice Dean and Director of
University of Pennsylvania                    Wharton Doctoral Programs from 1990-1993. He has been employed
Philadelphia, PA 19104-6367                   by The University of Pennsylvania since 1980.

Willard S. Boothby, Jr.                 75    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
600 East Gravers Lane                         Director of Penn Engineering & Manufacturing Corp.; Former
Wyndmoor, PA 19118                            Director of Georgia-Pacific Corp.; Former Managing Director of
                                              Paine Webber, Inc.

John W. Church, Jr.*                    64    Chairman, President and Director of Glenmede Fund; Chairman,
One Liberty Place                             President and Director of The Glenmede Portfolios; Executive Vice
1650 Market Street, Suite 1200                President and Chief Investment Officer of The Glenmede Trust
Philadelphia, PA 19103                        Company. He has been employed by The Glenmede Trust Company since 1979.

Francis J. Palamara                     72    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
P.O. Box 44024                                Trustee of Gintel Fund; Director of XTRA Corporation; Former
Phoenix, AZ 85064-4024                        Executive Vice President--Finance of ARAMARK, Inc.

G. Thompson Pew, Jr.*                   55    Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
310 Caversham Road                            Director of The Glenmede Trust Company; Former Director of
Bryn Mawr, PA 19010                           Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal
                                              and Officer of Philadelphia Investment Banking Co.; Former Director
                                              and Officer of Valley Forge Administrative Services Company.

Mary Ann B. Wirts                       46    Executive Vice President of Glenmede Fund; First Vice President and
One Liberty Place                             Manager of The Fixed Income Division of The Glenmede Trust
1650 Market Street, Suite 1200                Company. She has been employed by The Glenmede Trust Company
Philadelphia, PA 19103                        since 1982.

Kimberly C. Osborne                     31    Vice President of Glenmede Fund; Vice President of The Glenmede
One Liberty Place                             Trust Company. She has been employed by The Glenmede Trust
1650 Market Street, Suite 1200                Company since 1993. From 1992-1993, she was a Client Service
Philadelphia, PA 19103                        Manager with Mutual Funds Service Company and from 1987-1992, she was a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                       38    Secretary of Glenmede Fund; Partner in the law firm of Drinker
Philadelphia National Bank Building           Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                      54    Assistant Secretary of Glenmede Fund; Principal, BT Alex. Brown
One South Street                              Inc.; Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                       40    Treasurer of Glenmede Fund. He has been a Vice President of BT
One South Street                              Alex. Brown Inc. since 1995. Prior thereto, he was Vice President
Baltimore, MD 21202                           and Treasurer of The Delaware Group.

------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

     For additional information concerning remuneration of Board members see "Management of Glenmede Fund" in the SAI.
                                 ------------
     Shareholder inquiries should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
===============================================================================
-------------------------------------------------------------------------------

                                  Prospectus


                           Dated September 16, 1997


   Investment Advisor                      Administrator and Transfer Agent

   The Glenmede Trust Company              Investment Company Capital Corp.
   One Liberty Place                       One South Street
   1650 Market Street, Suite 1200          Baltimore, Maryland 21202
   Philadelphia, PA 19103
                                           Distributor

                                           ICC Distributors, Inc.
                                           P.O. Box 7558
                                           Portland, Maine 04101

-------------------------------------------------------------------------------

                               Table of Contents


                                               Page                                                Page
                                              -----                                                -----
Expenses of the Portfolios ...............      2     Valuation of Shares  .....................      8
Performance Calculations   ...............      2     Dividends, Capital Gains Distributions
Investment Objective and Policies  .......      3       and Taxes ..............................      8
Investment Techniques   ..................      3     Investment Advisor   .....................      9
Risk Factors   ...........................      6     Administrative, Transfer Agency and
Purchase of Shares   .....................      7       Dividend Paying Services    ............     10
Redemption of Shares .....................      7     Investment Limitations  ..................     10
Additional Information on the Purchase and            General Information  .....................     11
  Redemption of Shares  ..................      7     Board Members and Officers ...............     12























No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.

                                 (800) 442-8299
                       STATEMENT OF ADDITIONAL INFORMATION

                             GLOBAL EQUITY PORTFOLIO
                               September 16, 1997

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") Prospectus for the Global Equity Portfolio (the "Prospectus") dated September 16, 1997. To obtain the Prospectus, please call Glenmede Fund at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in Glenmede Fund's Prospectus.

                                Table of Contents


                                                                       Page
                                                                       ----
INVESTMENT OBJECTIVE AND POLICIES....................................   2
PURCHASE OF SHARES...................................................   3
REDEMPTION OF SHARES.................................................   3
SHAREHOLDER SERVICES.................................................   4
PORTFOLIO TURNOVER...................................................   4
INVESTMENT LIMITATIONS...............................................   4
MANAGEMENT OF GLENMEDE FUND..........................................   7
INVESTMENT ADVISORY AND OTHER SERVICES...............................   8
DISTRIBUTOR..........................................................   8
PORTFOLIO TRANSACTIONS...............................................   8
ADDITIONAL INFORMATION CONCERNING TAXES..............................   9
PERFORMANCE CALCULATIONS.............................................  16
GENERAL INFORMATION..................................................  17
EXPENSES.............................................................  17
OTHER INFORMATION....................................................  18
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS.................... A-1

                        INVESTMENT OBJECTIVE AND POLICIES

         The following policies supplement the investment objectives and policies set forth in Glenmede Fund's Prospectus:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Forward Foreign Exchange Contracts

         The Portfolio may enter into forward foreign exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") such as the New York Mercantile Exchange. The Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Securities Lending

         The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Advisor in making decisions with respect to the lending of securities, subject to review by Glenmede Fund's Board.

                               PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the Portfolio.

         The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of Glenmede Fund, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objectives and policies.

                              REDEMPTION OF SHARES

         The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                              SHAREHOLDER SERVICES

         Transfer of Shares. Shareholders may transfer shares of the Portfolio to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

         A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Portfolio's investment objectives and policies.

                             INVESTMENT LIMITATIONS

         The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:

         (1) invest in commodities or commodity contracts, except that the Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (10) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (7) issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (8) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (8) borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 15% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (10)     underwrite the securities of other issuers;

         (11) invest for the purpose of exercising control over management of any company;

         (12) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitations (8) and (9), the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

         With respect to investment limitation (13), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause
(i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (14), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs, shall not be deemed to be prohibited by the limitation.

                           MANAGEMENT OF GLENMEDE FUND

         Glenmede Fund's officers, under the supervision of the Board, manage the day-to-day operations of Glenmede Fund. The Board members set broad policies for Glenmede Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Prospectus.

         Remuneration of Board Members

         Effective June 12, 1996, Glenmede Fund pays each Board member, other than Officers of the Advisor, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Prior to June 12, 1996, Glenmede Fund paid each Board member, other than Officers of the Advisor, an annual fee of $6,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Officers of Glenmede Fund receive no compensation as officers from Glenmede Fund.

         Set forth in the table below is the compensation received by each Board member for the fiscal year ended October 31, 1996.

===================================================================================================================================
                                                              Pension or
                                                              Retirement                                        Total
                                                              Benefits                                          Compensation from
                                      Aggregate               accrued as                Estimated               Glenmede Fund
                                      Compensation            part of                   Annual                  and Fund Complex(1)
Name of                               from                    Glenmede Fund's           Benefits                paid to
Person, Position                      Glenmede Fund           expenses                  Upon Retirement         Directors
-----------------------------------------------------------------------------------------------------------------------------------
Dr. H. Franklin Allen, Ph.D.,         $14,441                 None                      None                    $15,500
Director
-----------------------------------------------------------------------------------------------------------------------------------
Willard S. Boothby, Jr.,              $11,941                 None                      None                    $13,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
John W. Church, Jr.                   None                    None                      None                    None
Director
-----------------------------------------------------------------------------------------------------------------------------------
Francis J. Palamara,                  $11,941                 None                      None                    $13,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
G. Thompson Pew, Jr.,                 $14,441                 None                      None                    $15,500
Director
===================================================================================================================================

------------------
(1) Includes total compensation from Glenmede Fund and The Glenmede Portfolios, both of which are advised by the Advisor.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 74 shareholders. The Corporation has a nine person Board of Directors which, at June 30, 1997, collectively, owned 98.67% of the Corporation's voting shares and 37.88% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at June 30, 1997 are as follows:

The Glenmede Corporation                                      Percent of            Percent of
Board of Directors                                           Voting Shares         Total Shares
------------------------                                     -------------         ------------
Susan W. Catherwood..................................           10.83%                 1.21%
Richard F. Pew.......................................           10.83%                 1.07%
Thomas W. Langfitt, M.D..............................           11.07%                 8.70%
Arthur E. Pew III....................................           10.83%                 1.07%
J. Howard Pew, II....................................           10.83%                 1.42%
J. N. Pew, III.......................................           11.07%                 5.45%
J. N. Pew, IV........................................           11.07%                 1.42%
R. Anderson Pew......................................           11.07%                 6.04%
Ethel Benson Wister..................................           11.07%                11.50%
                                                                ------                ------
                                                                98.67%                37.88%

        The Advisor is entitled to receive a fee from the Portfolio for its services, calculated daily and payable monthly, at the annual rate of .70% of the Portfolio's average daily net assets.

        Administrative transfer agency and dividend paying services have been provided to Glenmede Fund by ICC pursuant to a Master Services Agreement. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectus for information concerning the substantive provisions of the Master Services Agreement.

        Custody services are provided to the Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                   DISTRIBUTOR

        Shares of Glenmede Fund are distributed continuously and are offered without a sales load by ICC Distributors, pursuant to a Distribution Agreement between Glenmede Fund and ICC Distributors. ICC Distributors receives no fee from Glenmede Fund for its distribution services.

                             PORTFOLIO TRANSACTIONS

        The Investment Advisory Agreement authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Advisor may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Portfolio and the Advisor's other clients.

        Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not Glenmede Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor and the other Institutions.

        Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio.

                     ADDITIONAL INFORMATION CONCERNING TAXES

        General. The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

        The Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, the Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

        Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. The Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of Glenmede Fund's taxable year. Shareholders should note that, upon the sale of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

        Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Pursuant to the Tax Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum rate for individuals is 20% if the property was held more than 18 months; for property held more than 12 months, but no longer than 18 months, the maximum rate continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

        If the Portfolio retains net capital gains for reinvestment, the Portfolio may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Portfolio shares.

        If for any taxable year the Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

        Foreign Taxes. Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio will be eligible and intends to elect to

"pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

        Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders with respect to the Portfolio. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolio. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce investment company taxable income and the distributions by the Portfolio will be treated as United States source income.

        Federal Taxation of Certain Financial Instruments. Generally, futures contracts held by the Portfolio at the close of its taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of its taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long term and no more than 40% of any net loss may be treated as short term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

        Certain foreign currency contracts entered into by the Portfolios may be subject to the "mark-to-market" process and the 40-60 rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

        Other Tax Matters. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Portfolio may make or enter into will be subject to the special currency rules described above.

        The Portfolio may recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for beneficial tax treatment, the Portfolio must distribute substantially all of its income to shareholders. Thus, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, in order to satisfy the distribution requirement.

        Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Portfolio at a constant rate over the time remaining to the debt security's maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

        Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Portfolio's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements.

                            PERFORMANCE CALCULATIONS

        The Portfolio computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                         1/n
                             T = [( ERV )    - 1]
                                    ---
                                     P

               Where:  T = average annual total return.

               ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P   = hypothetical initial payment of $1,000.

               n   = period covered by the computation, expressed in
                     terms of years.

       The Portfolio computes its aggregate total return by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [( ERV ) - 1]
                                       ---
                                        P

       The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Portfolio's average annual total return and aggregate total return do not reflect any fees charged by Institutions to their clients.

                               GENERAL INFORMATION

       Dividends and Capital Gains Distributions

       The Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectus, the Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized by the Portfolio, the Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for the Portfolio cannot be predicted.

       Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

       Certain Record Holders

       As of September 16, 1997, the Advisor held of record all of the outstanding shares of the Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of September 16, 1997, the directors and officers of Glenmede Fund collectively owned less than 1% of the outstanding shares of the Portfolio.

                                    EXPENSES

       Glenmede Fund bears its own expenses incurred in its operations including: taxes; interest; miscellaneous fees (including fees paid to Board members); SEC fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; administration fees; charges of the custodian, dividend agent fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. The Portfolio also pays for brokerage fees and commissions, if any, in connection with the purchase and sale of its portfolio securities.

                                OTHER INFORMATION

       The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

       Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I.  Description of Commercial Paper Ratings

       Description of Moody's highest commercial paper rating:

       Prime-1 ("P-1") --judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

       Description of S&P highest commercial paper ratings:

       A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

       Description of Bond Ratings

       The following summarizes the ratings used by S&P for corporate and municipal debt:

       AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest investment attributes, within those categories are designated by the symbols Aa1, A1 and Baa1, respectively.


II.    Description of U.S. Government Securities and Certain Other Securities

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

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       U.S. Treasury securities are backed by the "full faith and credit" of the
United States Government. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

       Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

       An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

III.  Foreign Investments

       Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing

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in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolio permit the Portfolio to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

       As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

       Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

       Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Portfolio.

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